1 Exhibit 99.2

2 2 JANUARY 2011 JANUARY 2011 JP Morgan Healthcare JP Morgan Healthcare NASDAQ: QCOR NASDAQ: QCOR C O N F E R E N C E C O N F E R E N C E

Safe Harbor Statement
Note: Except for the historical information contained herein, this presentation contains forward-looking statements that are based on management's current expectations and beliefs and are subject to a number of risks, uncertainties and assumptions that could cause actual results to differ materially from those described.  All such statements have been made pursuant to the Private Securities Litigation Reform Act of 1995, as amended.  These statements relate to future events or our future financial performance, customer and prescriber patterns or practices, reimbursement activities and outcomes and other such estimates and results.  In some cases, you can identify forward-looking statements by terminology such as “opportunity,”
“potential,” “believes,” “continue,” “could,” “preliminary,” “estimates,” “run rate,” “expects,” “may,” “plans,” “will,” “consistent,” or “should” or the negative of such terms and other comparable terminology.  These statements are only predictions.  Actual events or results may differ materially.
Factors that could cause or contribute to such differences include, but are not limited to, the following: Questcor’s ability to continue to successfully implement its Acthar-centric business strategy, including its expansion in the MS marketplace and other therapeutic areas; FDA approval of and the market introduction of competitive products; Questcor’s ability to operate within an industry that is highly regulated at both the Federal and state level;
Regulatory changes or other policy actions by governmental authorities and other third parties as recently adopted U.S. healthcare reform legislation is implemented; The complex nature of Questcor’s manufacturing process and the potential for supply disruptions or other business disruptions;
Questcor’s ability to receive high reimbursement levels from third party payers; Questcor’s ability to estimate reserves required for Acthar used by government entities and Medicaid-eligible patients; The inventories carried by Questcor’s distributor – Curascript Specialty Distributor, as well as inventories carried by specialty pharmacies and hospitals; Research and development risks, including risks associated with Questcor’s preliminary work in the area of nephrotic syndrome; The lack of patent protection for Acthar; Volatility in Questcor’s monthly and quarterly Acthar shipments and end-user demand; Questcor’s ability to attract and retain key management personnel and sales representatives; The impact to Questcor’s business caused by economic conditions; and Other risks discussed in Questcor’s annual report on Form 10-K for the year ended December 31, 2009, its quarterly report on Form 10-Q for the quarter ended September 30, 2010 and other documents filed with the Securities and Exchange Commission.
The risk factors and other information contained in these documents should be considered in evaluating Questcor’s prospects and future financial performance.
Note: Except for the historical information contained herein, this presentation contains forward-looking statements that are based on management's current expectations and beliefs and are subject to a number of risks, uncertainties and assumptions that could cause actual results to differ materially from those described.  All such statements have been made pursuant to the Private Securities Litigation Reform Act of 1995, as amended.  These statements relate to future events or our future financial performance, customer and prescriber patterns or practices, reimbursement activities and outcomes and other such estimates and results.  In some cases, you can identify forward-looking statements by terminology such as “opportunity,”
“potential,” “believes,” “continue,” “could,” “preliminary,” “estimates,” “run rate,” “expects,” “may,” “plans,” “will,” “consistent,” or “should” or the negative of such terms and other comparable terminology.  These statements are only predictions.  Actual events or results may differ materially.
Factors that could cause or contribute to such differences include, but are not limited to, the following: Questcor’s ability to continue to successfully implement its Acthar-centric business strategy, including its expansion in the MS marketplace and other therapeutic areas; FDA approval of and the market introduction of competitive products; Questcor’s ability to operate within an industry that is highly regulated at both the Federal and state level;
Regulatory changes or other policy actions by governmental authorities and other third parties as recently adopted U.S. healthcare reform legislation is implemented; The complex nature of Questcor’s manufacturing process and the potential for supply disruptions or other business disruptions;
Questcor’s ability to receive high reimbursement levels from third party payers; Questcor’s ability to estimate reserves required for Acthar used by government entities and Medicaid-eligible patients; The inventories carried by Questcor’s distributor – Curascript Specialty Distributor, as well as inventories carried by specialty pharmacies and hospitals; Research and development risks, including risks associated with Questcor’s preliminary work in the area of nephrotic syndrome; The lack of patent protection for Acthar; Volatility in Questcor’s monthly and quarterly Acthar shipments and end-user demand; Questcor’s ability to attract and retain key management personnel and sales representatives; The impact to Questcor’s business caused by economic conditions; and Other risks discussed in Questcor’s annual report on Form 10-K for the year ended December 31, 2009, its quarterly report on Form 10-Q for the quarter ended September 30, 2010 and other documents filed with the Securities and Exchange Commission.
The risk factors and other information contained in these documents should be considered in evaluating Questcor’s prospects and future financial performance.

Questcor Overview
A biopharmaceutical company
whose product helps patients with serious,
difficult-to-treat medical conditions
A biopharmaceutical company
whose product helps patients with serious,
difficult-to-treat medical conditions

Questcor Overview
Flagship Product:
Flagship Product:
• Profitable, cash flow positive, $115M in cash, debt-free
• Profitable, cash flow positive, $115M in cash, debt-free
• 19 approved indications
• 19 approved indications
Key Markets:
Key Markets:
• Multiple Sclerosis, Infantile Spasms, Nephrotic Syndrome
• Combined markets opportunity exceeds $1.5 billion
• Multiple Sclerosis, Infantile Spasms, Nephrotic Syndrome
• Combined markets opportunity exceeds $1.5 billion
Strategy:
Strategy:
• Grow Acthar sales in each key market
• Grow Acthar sales in each key market
Financials:
Financials:

History of Acthar
1952
First Approved
1968-1973
DESI Review
Label Expands
1950 1950
1978
MS Indication Added
2000 2000
2001
Questcor Acquires
Acthar
2010
Label Modernized
19 Indications
2007
Questcor Changes
Strategy
2010 2010

7 Significant Barriers to Entry

8 Questcor Growth Engine Multiple Sclerosis Multiple Sclerosis Infantile Spasms Infantile Spasms Nephrotic Syndrome Nephrotic Syndrome

Large Market Opportunity
*Represents estimated net sales market opportunity based on internal company estimates
** Represents approximate current net sales  annualized run rate based on internal company estimates

10 Multiple Sclerosis $500M to $2B+ Potential Market $500M to $2B+ $500M to $2B+ Potential Market Potential Market *Data on this slide is based on US only. Based on internal company estimates.

11 Acthar and MS • Acute treatment • Treatment for 1-2 weeks (based on prescription data) • $40K-$50K/Rx Acthar Acthar when when “Steroids “Steroids are not are not suitable” suitable”

• Q4-2010 results
– Q4-10 new paid Rxs up 66% vs. Q409
– MS sales over 50% of QCOR sales
– Over $65M annualized run rate
– Approximately one in six Rxs is a repeat patient
• Growing number of Acthar prescribers
– But only <400 out of 8,000 neurologists
• Speakers bureau growing
• Q4-2010 results
– Q4-10 new paid Rxs up 66% vs. Q409
– MS sales over 50% of QCOR sales
– Over $65M annualized run rate
– Approximately one in six Rxs is a repeat patient
• Growing number of Acthar prescribers
– But only <400 out of 8,000 neurologists
• Speakers bureau growing
MS Trends

MS Sales - Record of Consistent Growth
New  Paid Rxs
New  Paid Rxs
Notes: Historical trend information is not necessarily indicative of future results.  Chart includes "Related Conditions" - diagnoses that are either alternative descriptions of the condition or are closely related to the medical condition which is the focus of the table.

14 MS Sales Calls vs. New Paid Rxs *MS call data approximate

• Doubled sales force:  hiring/training Aug-Oct 2010 (38 to 77 sales reps)
• Newly expanded sales force began call activity Nov 1
– Significant increase in MS-treating neurologists targeted for sales calls
– Now also targeting child neurologists for sales calls
• Doubled sales force:  hiring/training Aug-Oct 2010 (38 to 77 sales reps)
• Newly expanded sales force began call activity Nov 1
– Significant increase in MS-treating neurologists targeted for sales calls
– Now also targeting child neurologists for sales calls
Sales Force Expansion

• Devastating, refractory form of childhood epilepsy
– Very poor developmental outcome if inadequately treated
• Not responsive to standard anti-epileptic drugs
• Ultra-rare orphan disorder
– 1,500 to 2,000 patients annually
• Typically occurs in children less than 2 years old
• Characterized by
– “spasms” -- a specific type of seizure
– “hypsarrhythmia” -- abnormal EEG pattern
• Devastating, refractory form of childhood epilepsy
– Very poor developmental outcome if inadequately treated
• Not responsive to standard anti-epileptic drugs
• Ultra-rare orphan disorder
– 1,500 to 2,000 patients annually
• Typically occurs in children less than 2 years old
• Characterized by
– “spasms” -- a specific type of seizure
– “hypsarrhythmia” -- abnormal EEG pattern
Infantile Spasms

• Used by over half of child neurologists
• FDA approval 10/15/10
– 7 year orphan exclusivity for IS indication
• Crisis therapy
• Treatment for 2-4 weeks (based on prescription data)
– In a randomized, single-blinded, controlled study, 87% of patients achieved overall response (no spasms and no hypsarrhythmia) at two weeks versus
29% on prednisone
• $100K-$125K/Rx
– About half of patients receive drug for free
• Used by over half of child neurologists
• FDA approval 10/15/10
– 7 year orphan exclusivity for IS indication
• Crisis therapy
• Treatment for 2-4 weeks (based on prescription data)
– In a randomized, single-blinded, controlled study, 87% of patients achieved overall response (no spasms and no hypsarrhythmia) at two weeks versus
29% on prednisone
• $100K-$125K/Rx
– About half of patients receive drug for free
Acthar and IS

• Significant quarterly variability
• Q4-2010 sales within historic range
• Promotion effort began 11/1/10
• Potential to increase IS revenue
– Acthar currently used to treat 30-50% of IS patients
• Significant quarterly variability
• Q4-2010 sales within historic range
• Promotion effort began 11/1/10
• Potential to increase IS revenue
– Acthar currently used to treat 30-50% of IS patients
IS Sales Plan

• Characterized by excessive spilling of protein from the kidney into the urine (proteinuria)
• Can result in end-stage renal disease (ESRD), dialysis, transplant
• Significant unmet need
– Few treatment options
• Characterized by excessive spilling of protein from the kidney into the urine (proteinuria)
• Can result in end-stage renal disease (ESRD), dialysis, transplant
• Significant unmet need
– Few treatment options
Nephrotic Syndrome

• Single application treatment for reduction of proteinuria in:
– Membranous nephropathy (on-label)
– Lupus nephritis (on-label)
– Focal segmental glomerular sclerosis (FSGS) (on-label)
– Diabetic nephropathy (not on-label)
• Treatment for 4-6 months (based on prescription data)
• $150K-250K/Rx
• Single application treatment for reduction of proteinuria in:
– Membranous nephropathy (on-label)
– Lupus nephritis (on-label)
– Focal segmental glomerular sclerosis (FSGS) (on-label)
– Diabetic nephropathy (not on-label)
• Treatment for 4-6 months (based on prescription data)
• $150K-250K/Rx
Acthar and NS

• Available November 2010
• Case series showed response from Acthar for refractory idiopathic membranous nephropathy (on-label)
– 9 of 11 patients met response criteria
• Positive signal received in diabetic nephropathy trial (not on-label)
– 9 of 15 patients on Acthar met response criteria and none have required dialysis
– 0 of 13 patients on Acthar progressed to ESRD within 7 months (2 patients only 4 months into treatment)
– 4 of 10 patients who chose not to receive Acthar had dialysis within 7 months
• Available November 2010
• Case series showed response from Acthar for refractory idiopathic membranous nephropathy (on-label)
– 9 of 11 patients met response criteria
• Positive signal received in diabetic nephropathy trial (not on-label)
– 9 of 15 patients on Acthar met response criteria and none have required dialysis
– 0 of 13 patients on Acthar progressed to ESRD within 7 months (2 patients only 4 months into treatment)
– 4 of 10 patients who chose not to receive Acthar had dialysis within 7 months
Proof of Concept Data

• Dose ranging trial for idiopathic membranous nephropathy
– $5-7M multi-center trial, n=100
– Reduction of proteinuria is endpoint
• Presently designing a study in collaboration with FDA for diabetic nephropathy
– Dose ranging trial
– If successful, Phase III trial would follow
• Dose ranging trial for idiopathic membranous nephropathy
– $5-7M multi-center trial, n=100
– Reduction of proteinuria is endpoint
• Presently designing a study in collaboration with FDA for diabetic nephropathy
– Dose ranging trial
– If successful, Phase III trial would follow
R&D Effort in NS

• Nov 2010 ASN meeting
– First meeting with commercial team presence
– Data presented via podium/posters
– 30+ doctor advisory board meeting
• Hired/hiring 5 reps to sell Acthar to nephrologists
– Develop selling process and generate sales
– Expand sales force if sales increase
• Nov 2010 ASN meeting
– First meeting with commercial team presence
– Data presented via podium/posters
– 30+ doctor advisory board meeting
• Hired/hiring 5 reps to sell Acthar to nephrologists
– Develop selling process and generate sales
– Expand sales force if sales increase
NS Business Plan

• MS - Build on sales momentum,
lots of market headroom
• IS - Incremental market
share growth
• NS - Establish Acthar
as a therapeutic alternative
in this sizeable market
• MS - Build on sales momentum,
lots of market headroom
• IS - Incremental market
share growth
• NS - Establish Acthar
as a therapeutic alternative
in this sizeable market
Immediate Acthar Growth Opportunities
*Represents estimated net sales market opportunity based on internal company estimates
** Represents approximate current net sales  annualized run rate based on internal company estimates

25 Financials Profitable Profitable Debt Free Debt Free Cash Flow Positive Cash Flow Positive

Quarterly Results - Q3 2010
Net Sales ($M) Net Sales ($M)
Gross Margin Gross Margin
Operating Inc ($M) Operating Inc ($M)
EPS EPS
$31.3 $31.3
93% 93%
$16.8 $16.8
$0.18 $0.18
$13.9 $13.9
86% 86%
$1.8 $1.8
$0.02 $0.02
Q3 - 2010
Q3 - 2010
Q3 - 2009
Q3 - 2009
Record Sales and Solid Earnings
Record Sales and Solid Earnings

Up several million $ vs Q3-10
Up several million $ vs Q3-10
Up 66% vs Q409
Up 66% vs Q409
Within historic range
Within historic range
Promotion effort starting now
Promotion effort starting now
91 new/paid IS Rxs
91 new/paid IS Rxs
Preliminary Q4 Information
353 new/paid MS Rxs
353 new/paid MS Rxs
7 new/paid NS Rxs
7 new/paid NS Rxs
Expenses
Expenses

Questcor is Cash Flow Positive
Debt-free balance sheet
Debt-free balance sheet
*After return of $67 million of cash to shareholders through share repurchases.
Cash / ST Investment Cash / ST Investment
Accounts Receivable Accounts Receivable
$115m* $115m*
$11m $11m
12/31/10
12/31/10

• Expanded sales force to pursue MS/IS
• Dedicated pilot NS sales team starting January 2010
• Develop other markets for Acthar
– Acthar is its own pipeline with 15 other on-label
and many possible other therapeutic uses
– Further defining and developing the unique
characteristics of Acthar
• No business development efforts planned
• Expanded sales force to pursue MS/IS
• Dedicated pilot NS sales team starting January 2010
• Develop other markets for Acthar
– Acthar is its own pipeline with 15 other on-label
and many possible other therapeutic uses
– Further defining and developing the unique
characteristics of Acthar
• No business development efforts planned
Go Forward Plan - Sell More Acthar

• Questcor is streamlined, focused & profitable
• Acthar has sustainable competitive advantages
• Focus on substantial growth in MS sales
• Recent IS approval/label modernization
• Significant upside with NS
• Market sizes have good growth potential
• Cash flow positive/no debt
• Questcor is streamlined, focused & profitable
• Acthar has sustainable competitive advantages
• Focus on substantial growth in MS sales
• Recent IS approval/label modernization
• Significant upside with NS
• Market sizes have good growth potential
• Cash flow positive/no debt
Investment Highlights

31 31 NASDAQ: QCOR NASDAQ: QCOR J A N U A R Y 2 0 1 1 J A N U A R Y 2 0 1 1

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